UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-03657

Deutsche DWS State Tax-Free Income Series

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/2022

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

March 31, 2022
Annual Report
to Shareholders
DWS Massachusetts Tax-Free Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
11	Performance Summary
14	Portfolio Summary
15	Investment Portfolio
22	Statement of Assets and Liabilities
24	Statement of Operations
25	Statements of Changes in Net Assets
26	Financial Highlights
30	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm
43	Information About Your Fund’s Expenses
44	Tax Information
45	Liquidity Risk Management
46	Advisory Agreement Board Considerations and Fee Evaluation
50	Board Members and Officers
56	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2	|	DWS Massachusetts Tax-Free Fund

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”  ) and non-rated securities present greater risk of loss than investments in higher-quality securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. The market for municipal bonds may be less liquid than for taxable bonds and there may be less information available on the financial condition of issuers of municipal securities than for public corporations. The Fund may invest in inverse floaters, which are derivatives that involve leverage and could magnify the Fund’s gains or losses. This Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Although the Fund seeks income that is exempt from Massachusetts and federal income taxes, a portion of the Fund’s distributions may be subject to federal, state and local taxes, including the alternative minimum tax. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
DWS Massachusetts Tax-Free Fund	|	3

Letter to Shareholders
Dear Shareholder:
While 2022 began with a moderately positive outlook for the economy given good corporate earnings and continued support from central banks, that shifted in late February as a result of escalating tensions between Russia and Ukraine, leading to a major conflict and subsequently a war. The attack on Ukraine has created an incredible humanitarian crisis as well as an economic and geopolitical emergency. At the time of this letter, our portfolio managers are focused on continuously assessing risks and forming opinions on the impact of this crisis on inflation, global trade, and the future of the world economy. As the current situation changes each day there is great uncertainty, and as such, we expect volatility to remain high until this conflict is resolved.
Our CIO Office expects that decisive interventions by central banks and other authorities will help ease current stress on financial systems. We also expect that the U.S. Federal Reserve (the “Fed” ) will remain on its course to fight increasing inflation expectations by increasing the key interest rates several times over the course of the year. Even more than the Fed, we believe that the European Central Bank (the “ECB” ) will focus on fighting recession and financial security risks as an immediate priority by continuing to monitor the impact of higher energy prices and dependencies on Russian gas imports. This may delay ECB changes to the net asset purchasing program. Our view is that the scope and pace of a future recovery from the resolution of the Ukraine crisis is likely to remain uneven among regions, asset classes and investment sectors.
In our view, the current market environment is one that underscores the value and importance of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office, which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world, makes an important difference in executing strategic and tactical decisions for the DWS Funds. As always, thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,
Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.
4	|	DWS Massachusetts Tax-Free Fund

Portfolio Management Review	(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.
DWS Massachusetts Tax-Free Fund posted a return of –4.56% for the period ended March 31, 2022. This return compares to –4.47% for the Fund’s benchmark, the Bloomberg Municipal Bond Index, and -4.72% for the Fund’s secondary benchmark, the Bloomberg Massachusetts Exempt Municipal Index. The average fund in the Morningstar Municipal Massachusetts Funds category returned –4.52% for the period. The taxable bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned –4.15% for the same period.
Municipal Bonds: The DWS Approach
The Fund can buy many types of municipal securities with no maturity restrictions. These may include, without limitation, revenue bonds (which are backed by revenues from a particular source) and general obligation bonds (which are typically backed by the issuer’s ability to levy taxes). They may also include private activity and industrial development bonds, pre-refunded bonds, municipal lease obligations and investments representing an interest therein.
The Fund’s management team seeks to hold municipal bonds that appear to offer the best total return potential. A number of factors influence the performance of municipal bonds. These include supply and demand for the asset class, the direction of overall interest rates, and the perceived credit risk associated with an individual municipal issuer. In selecting securities, the managers weigh a number of factors, from economic outlooks and possible interest rate movements and yield levels across various maturities to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.
Along with the broader fixed-income market, municipal bonds experienced negative performance and high volatility during the 12 months ended March 31, 2022, with most of the weakness seen in the last three months of the period.
DWS Massachusetts Tax-Free Fund	|	5

Entering the period, inflation was on the rise as the economy emerged from pandemic-driven shutdowns. The U.S. Federal Reserve (Fed) took the stance that inflation was “transitory”  as supply chains were being rebuilt and maintained its highly accommodative policies including keeping short-term rates near zero and engaging in bond purchases to keep longer-term borrowing costs low. Credit-oriented areas of both the taxable and tax-free bond markets outperformed for much of the period as investors sought yield in a low-rate environment.
November of 2021 saw the Fed shift its messaging to acknowledge that inflation had become more entrenched than previously thought. The Fed began to taper its bond purchases and indicated it would begin to raise short-term interest rates in 2022.
Inflation readouts remained historically high entering the new year. Russia’s late-February invasion of Ukraine exacerbated global supply chain issues and led to a spike in already high energy prices. As a result, expectations for the pace of Fed tightening for the remainder of the year increased, leading market interest rates higher. As signaled, in mid-March the Fed implemented a quarter-point hike in the benchmark overnight lending rate, the first such increase since December 2018. As the period drew to a close, the market was anticipating a minimum of seven additional increases in the fed funds rate before year-end.
“The Commonwealth of Massachusetts has a stable credit profile with strong management, a wealthy tax base, and a sound financial position.”
Against the backdrop of historically high inflation and rising Treasury yields, the municipal yield curve moved sharply higher and flattened over the first quarter of 2022 as yield increases were most significant on the short end of the curve. Municipal market prices were pressured by historically strong outflows from tax-free mutual funds and municipal market liquidity was challenged in the quarter as bond dealers were reluctant to add to their inventories. Within the investment grade municipal market, issues in the BBB quality range gave up some of their earlier outperformance relative to issues in the A, AA and AAA ratings categories.
6	|	DWS Massachusetts Tax-Free Fund

For the full 12 months ended March 31, 2022, the two-year municipal yield went from 0.14% to 1.76%, the 10-year from 1.12% to 2.18%, and the 30-year from 1.75% to 2.53% (source: Thomson Reuters, AAA-rated issues).
AAA Municipal Bond Yield Curve (as of 3/31/22 and 3/31/21)

Source: Refinitiv TM3 as of 3/31/22.
Chart is for illustrative purposes only and does not represent any DWS product.
Positive and Negative Contributors to Performance
The Fund’s slight overweight to issues rated BBB versus the benchmark helped relative performance as BBB issues outperformed AAA, AA, and A rated issues for the 12-month period.
The Fund’s positioning with respect to duration and corresponding interest rate sensitivity compared to the benchmark weighed on performance. In particular, an overweight to longer maturities detracted as yields moved higher.
The Fund’s overweights to the hospital, water/sewer and university revenue sectors compared to the benchmark constrained return, while an underweight to toll bonds within transportation contributed positively to performance.
Outlook and Positioning
The Commonwealth of Massachusetts has a stable credit profile with strong management, a wealthy tax base, and a sound financial position. The Commonwealth’s broad and diverse economy benefits from a highly educated population as well as a strong presence in the healthcare, education, and technology sectors. The Commonwealth entered the pandemic and recent recession with a solid financial position and used
DWS Massachusetts Tax-Free Fund	|	7

strong revenue performance and federal aid to navigate the economic and fiscal disruptions of the pandemic without materially affecting its financial position.
Despite the Commonwealth’s cautious approach to reopening and an employment level that has yet to reach pre-pandemic levels, the Commonwealth is well-positioned for future growth. We expect the Commonwealth to maintain a stable credit profile over the next year and to use its strong management, strong economy, solid financial reserves, and unused federal aid to manage emerging challenges from rising inflation rates, labor shortages, and wage pressures.
Moody’s Investors Service, Standard & Poor’s Corporation and Fitch Ratings, Inc. rate the Commonwealth’s general obligation debt Aa1, AA and AA+, respectively, all with a stable outlook.
Municipal yields have become more attractive relative to Treasuries. To illustrate, at the end of the twelve-month period ending March 31, 2022 the 10-year municipal yield was 93% of the comparable maturity Treasury yield before taking into account the impact of taxes, versus 64.4% at the end of March 2021. The 30-year municipal yield was 103.2% of the comparable Treasury yield, versus 73.7% twelve months earlier.
We have been focused on maintaining liquidity in the portfolio to meet redemptions while also taking advantage of new issuance which is coming at much wider spreads. We have also been active in tax loss swapping and improving the book yield of the portfolio.
Portfolio Management Team
Michael J. Generazo, Senior Portfolio Manager Fixed Income
Portfolio Manager of the Fund. Began managing the Fund 2018.
—
Joined DWS in 1999.
—
BS, Bryant College; MBA, Suffolk University.
Matthew J. Caggiano, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund starting October 1, 2021.
—
Joined DWS in 1989.
—
Co-Head of Municipal Bond Department.
—
BS, Pennsylvania State University; MS, Boston College.
8	|	DWS Massachusetts Tax-Free Fund

Ashton P. Goodfield, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund through September 30, 2021. Began managing the Fund in 2014.
—
Joined DWS in 1986.
—
Head of Municipal Bond Department; Portfolio Manager, Municipal Bond Mutual Funds: Boston.
—
BA, Duke University.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The Bloomberg Municipal Bond Index covers the USD-denominated long- term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.
The Bloomberg Massachusetts Exempt Municipal Bond Index includes issues in the state of Massachusetts, which are rated investment-grade (Baa3/BBB - or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds (including all insured bonds with a Aaa/ AAA rating), and pre-refunded bonds. Most of the index has historical data to January 1980.
The Bloomberg U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset- backed securities with average maturities of one year or more.
Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.
The Morningstar Municipal Massachusetts Funds category consists of funds that primarily invest in the specific state (Massachusetts). These funds must have at least 80 percent of their assets invested in municipal bonds from that state. The category includes long-, intermediate- and short-duration bond funds.
Credit quality is a measure of a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. The Fund’s credit quality does not remove market risk and is subject to change.
The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.
DWS Massachusetts Tax-Free Fund	|	9

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.
Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.
10	|	DWS Massachusetts Tax-Free Fund

Performance Summary	March 31, 2022 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/22
Unadjusted for Sales Charge	–4.56%	1.83%	2.25%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–7.18%	1.27%	1.96%
Bloomberg Municipal Bond Index†	–4.47%	2.52%	2.88%
Bloomberg Massachusetts Exempt Municipal Index††	–4.72%	2.27%	2.65%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/22
Unadjusted for Sales Charge	–5.21%	1.09%	1.48%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–5.21%	1.09%	1.48%
Bloomberg Municipal Bond Index†	–4.47%	2.52%	2.88%
Bloomberg Massachusetts Exempt Municipal Index††	–4.72%	2.27%	2.65%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/22
No Sales Charges	–4.32%	2.09%	2.50%
Bloomberg Municipal Bond Index†	–4.47%	2.52%	2.88%
Bloomberg Massachusetts Exempt Municipal Index††	–4.72%	2.27%	2.65%
Institutional Class	1-Year	Life of Class*
Average Annual Total Returns as of 3/31/22
No Sales Charges	–4.25%	–3.37%
Bloomberg Municipal Bond Index†	–4.47%	–3.19%
Bloomberg Massachusetts Exempt Municipal Index††	–4.72%	–3.73%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated August 1, 2021 are 0.94%, 1.71%, 0.75%, and 0.66% for Class A, Class C, Class S, and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
DWS Massachusetts Tax-Free Fund	|	11

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
A portion of the Fund’s distributions may be subject to federal, state and local tax and the alternative minimum tax.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended March 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Institutional Class shares commenced operations on December 1, 2020.
†	Bloomberg Municipal Bond Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.
12	|	DWS Massachusetts Tax-Free Fund

††	Bloomberg Massachusetts Exempt Municipal Bond Index includes issues in the state of Massachusetts, which are rated investment-grade (Baa3/BBB– or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds (including all insured bonds with a Aaa/AAA rating), and pre-refunded bonds. Most of the index has historical data to January 1980.
The Advisor believes the Bloomberg Barclays Massachusetts Exempt Municipal Bond Index, added on July 1, 2021, reasonably represents the Fund’s investment objective and strategies.
	Class A	Class C	Class S	Institutional Class
Net Asset Value
3/31/22	$ 13.77	$ 13.77	$ 13.77	$ 13.78
3/31/21	$ 14.70	$ 14.69	$ 14.70	$ 14.70
Distribution Information as of 3/31/22
Income Dividends, Twelve Months	$ .27	$ .16	$ .31	$ .31
March Income Dividend	$ .0230	$ .0141	$ .0261	$ .0261
SEC 30-day Yield‡	1.43%	.72%	1.73%	1.73%
Tax Equivalent Yield‡	2.64%	1.33%	3.19%	3.19%
Current Annualized Distribution Rate	1.97%	1.21%	2.23%	2.23%
‡	The SEC yield is net investment income per share earned over the month ended March 31, 2022, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 1.40% and 1.63% for Class A and Class S shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund’s yield and a marginal income tax rate of 45.8% (combined Massachusetts state and federal income tax rate). The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on March 31, 2022. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 1.94% and 2.13% for Class A and Class S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
DWS Massachusetts Tax-Free Fund	|	13

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio)	3/31/22	3/31/21
Revenue Bonds	80%	76%
General Obligation Bonds	13%	17%
Lease Obligations	4%	2%
Escrow to Maturity/Prerefunded Bonds	3%	4%
Variable Rate Demand Notes	0%	1%
	100%	100%
Quality (As a % of Investment Portfolio)	3/31/22	3/31/21
AAA	12%	14%
AA	52%	58%
A	24%	21%
BBB	10%	5%
BB	0%	1%
Not Rated	2%	1%
	100%	100%
The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s” ), Fitch Ratings, Inc. (“Fitch” ) or S&P Global Ratings (“S&P” ) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Interest Rate Sensitivity	3/31/22	3/31/21
Effective Maturity	5.9 years	5.9 years
Modified Duration	5.0 years	5.1 years
Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Modified duration is an approximate measure of a fund’s sensitivity to movements in interest rates based on the current interest rate environment.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 56 for contact information.
14	|	DWS Massachusetts Tax-Free Fund

Investment Portfolio	as of March 31, 2022
	Principal Amount ($)	Value ($)
Municipal Investments 98.5%
Massachusetts 95.6%
Boston, MA, Water & Sewer Commission, Series A, Prerefunded, 5.0%, 11/1/2030	500,000	510,794
Massachusetts, Bay Transportation Authority Revenue, Series A, 5.25%, 7/1/2025	2,960,000	3,271,560
Massachusetts, Development Finance Agency, National Charter School, Equitable School Revenue:
Series C, 4.0%, 11/1/2046	1,000,000	1,044,285
Series C, 4.0%, 11/1/2051	2,455,000	2,552,142
Massachusetts, Municipal Wholesale Electric Company Project 2015A, Series A, 4.0%, 7/1/2051	2,000,000	2,139,922
Massachusetts, State Bay Transportation Authority, Sales Tax Revenue:
Series A-1, 4.0%, 7/1/2051	2,635,000	2,846,300
Series A-2, 5.0%, 7/1/2046	4,475,000	4,983,393
Massachusetts, State Clean Energy Cooperative Corp., Municipal Lighting Plant Cooperative, Prerefunded, 5.0%, 7/1/2032	1,000,000	1,040,420
Massachusetts, State Clean Water Trust, Revolving Fund, Green Bond:
Series 19, 4.0%, 2/1/2037	1,635,000	1,736,073
Series 19, 4.0%, 2/1/2038	1,655,000	1,755,939
Massachusetts, State College Building Authority Revenue, Series A, Prerefunded, 5.0%, 5/1/2036	1,605,000	1,609,956
Massachusetts, State Consolidated Loan, Series B, 5.0%, 4/1/2037	2,500,000	2,797,606
Massachusetts, State Department of Transportation, Metropolitan Highway Systems Revenue:
Series A, 5.0%, 1/1/2028	1,000,000	1,155,319
Series A, 5.0%, 1/1/2029	2,000,000	2,352,639
Massachusetts, State Development Finance Agency Revenue:
Series A, 2.3%, 1/1/2042	1,000,000	849,974
Series A-2, 4.0%, 7/1/2040	1,000,000	1,078,142
Series A, 4.0%, 7/1/2044	1,500,000	1,563,057
Series A, 5.0%, 1/1/2024	1,000,000	1,045,497
Series A, 5.0%, 7/1/2044	5,850,000	6,548,174
Massachusetts, State Development Finance Agency Revenue Bond, Southcoast Health System Obligated Group:
Series G, 4.0%, 7/1/2046	710,000	732,544
The accompanying notes are an integral part of the financial statements.
DWS Massachusetts Tax-Free Fund	|	15

	Principal Amount ($)	Value ($)
Series G, 5.0%, 7/1/2050	5,080,000	5,915,705
Massachusetts, State Development Finance Agency Revenue Bond, Wheaton College Issue, Series I, 5.0%, 1/1/2053	1,000,000	1,115,454
Massachusetts, State Development Finance Agency Revenue, Babson College:
4.0%, 10/1/2044	700,000	769,007
5.0%, 10/1/2042	2,500,000	2,853,017
Massachusetts, State Development Finance Agency Revenue, Baystate Medical Center, Series N, 5.0%, 7/1/2044	2,500,000	2,631,442
Massachusetts, State Development Finance Agency Revenue, Bentley University:
Series A, 4.0%, 7/1/2039	500,000	536,093
5.0%, 7/1/2040	1,750,000	1,934,869
Massachusetts, State Development Finance Agency Revenue, Berklee College of Music, Inc., 5.0%, 10/1/2037	2,000,000	2,220,916
Massachusetts, State Development Finance Agency Revenue, Beth Israel Lahey Health Issue:
Series K, 5.0%, 7/1/2035	750,000	866,675
Series K, 5.0%, 7/1/2036	1,000,000	1,152,473
Massachusetts, State Development Finance Agency Revenue, Boston University:
Series U-6E, 0.33% (a), 4/1/2022, LOC: TD Bank NA	200,000	200,000
Series BB2, 4.0%, 10/1/2036	355,000	380,339
Series BB2, 4.0%, 10/1/2037	2,000,000	2,142,754
Series X, 5.0%, 10/1/2048	1,500,000	1,563,530
Massachusetts, State Development Finance Agency Revenue, Brandeis University, Series S-1, 5.0%, 10/1/2040	665,000	765,203
Massachusetts, State Development Finance Agency Revenue, CareGroup Obligated Group:
Series H-1, 5.0%, 7/1/2031	2,000,000	2,167,264
Series I, 5.0%, 7/1/2036	1,000,000	1,098,079
Massachusetts, State Development Finance Agency Revenue, Carleton-Willard Homes, Inc., 5.0%, 12/1/2042	525,000	575,382
Massachusetts, State Development Finance Agency Revenue, Dana-Farber Cancer Institute Obligated Group, Series N, 5.0%, 12/1/2041	3,000,000	3,321,383
Massachusetts, State Development Finance Agency Revenue, Lahey Clinic Obligated Group, Series F, 5.0%, 8/15/2040	7,500,000	8,060,731
Massachusetts, State Development Finance Agency Revenue, Lesley University, Series A, 5.0%, 7/1/2049	3,000,000	3,364,081
The accompanying notes are an integral part of the financial statements.
16	|	DWS Massachusetts Tax-Free Fund

	Principal Amount ($)	Value ($)
Massachusetts, State Development Finance Agency Revenue, Loomis Obligated Group, Series 2021, 4.0%, 1/1/2036	400,000	417,862
Massachusetts, State Development Finance Agency Revenue, Merrimack College:
Series B, 4.0%, 7/1/2042	475,000	493,520
Series B, 4.0%, 7/1/2050	2,825,000	2,903,534
Massachusetts, State Development Finance Agency Revenue, Milford Regional Medical Center, Series F, 5.75%, 7/15/2043	500,000	515,504
Massachusetts, State Development Finance Agency Revenue, Northeastern University:
Series A, 5.0%, 10/1/2029	650,000	759,743
Series A, 5.0%, 10/1/2032	1,700,000	2,036,953
Series A, 5.0%, 10/1/2033	900,000	1,076,688
Series A, 5.0%, 10/1/2034	1,000,000	1,194,850
Series A, 5.0%, 10/1/2035	1,000,000	1,193,619
Series A, 5.25%, 3/1/2037	2,500,000	2,652,223
Massachusetts, State Development Finance Agency Revenue, Partners Healthcare System, Inc.:
Series S, 5.0%, 7/1/2037	1,405,000	1,594,012
Series S-1, 5.0%, 7/1/2047	2,500,000	2,802,432
Massachusetts, State Development Finance Agency Revenue, Seven Hill Foundation, 4.0%, 9/1/2048	1,000,000	1,019,638
Massachusetts, State Development Finance Agency Revenue, Springfield College:
Series B, 4.0%, 6/1/2050	1,000,000	1,016,516
Series A, 4.0%, 6/1/2056	4,000,000	4,036,582
Massachusetts, State Development Finance Agency Revenue, Sterling & Francine Clark Art Institute, 4.0%, 7/1/2041	2,500,000	2,668,237
Massachusetts, State Development Finance Agency Revenue, Suffolk University:
Series A, 4.0%, 7/1/2051	3,000,000	3,022,246
5.0%, 7/1/2035	2,225,000	2,427,612
5.0%, 7/1/2036	2,550,000	2,779,101
Massachusetts, State Development Finance Agency Revenue, The Broad Institute, Inc., 5.0%, 4/1/2037	875,000	995,179
Massachusetts, State Development Finance Agency Revenue, UMass Memorial Healthcare:
Series I, 5.0%, 7/1/2036	2,500,000	2,769,105
Series L, 5.0%, 7/1/2044	1,100,000	1,228,042
Massachusetts, State Development Finance Agency Revenue, Wellesley College:
Series L, 5.0%, 7/1/2029	785,000	908,479
The accompanying notes are an integral part of the financial statements.
DWS Massachusetts Tax-Free Fund	|	17

	Principal Amount ($)	Value ($)
Series J, 5.0%, 7/1/2042	3,500,000	3,533,638
Massachusetts, State Development Finance Agency Revenue, Woods Hole Oceanographic Institution:
5.0%, 6/1/2029	1,685,000	1,955,649
5.0%, 6/1/2031	1,845,000	2,133,615
5.0%, 6/1/2032	470,000	542,857
5.0%, 6/1/2048	3,500,000	4,008,395
Massachusetts, State Development Finance Agency Revenue, Worcester Polytechnic Institute:
4.0%, 9/1/2044	400,000	420,712
5.0%, 9/1/2034	485,000	537,150
Series B, 5.0%, 9/1/2045	2,000,000	2,235,713
5.0%, 9/1/2052	3,500,000	3,834,258
Massachusetts, State Development Finance Agency, Lesley University, 5.0%, 7/1/2039	2,135,000	2,360,665
Massachusetts, State Development Financing Agency, College of the Holy Cross, Series A, 0.33% (a), 4/1/2022, LOC: Bank of America NA	1,000,000	1,000,000
Massachusetts, State Educational Financing Authority:
Series B, AMT, 3.0%, 7/1/2035	2,235,000	2,253,641
Series B, AMT, 5.0%, 7/1/2030	1,300,000	1,498,295
Series K, AMT, 5.25%, 7/1/2029	2,005,000	2,020,686
Series J, 5.5%, 7/1/2027	1,025,000	1,025,945
Massachusetts, State Educational Financing Authority, Educational Loan Revenue Bonds, Issue M, Series B, AMT, 2.0%, 7/1/2037	2,000,000	1,819,313
Massachusetts, State General Obligation:
Series G, 4.0%, 9/1/2037	5,000,000	5,332,316
Series B, 5.0%, 7/1/2029	3,500,000	4,154,863
Series A, 5.0%, 7/1/2036	7,000,000	7,635,072
Series A, 5.0%, 3/1/2041	5,000,000	5,275,921
Series A, 5.0%, 1/1/2049	3,000,000	3,413,782
Massachusetts, State Health & Educational Facilities Authority Revenue, Baystate Medical Center, Series K-1, 0.33% (a), 4/1/2022, LOC: TD Bank NA	700,000	700,000
Massachusetts, State Health & Educational Facilities Authority Revenue, Tufts University:
Series M, 5.5%, 2/15/2027	1,705,000	1,977,101
Series M, 5.5%, 2/15/2028	3,000,000	3,555,772
Massachusetts, State Housing Finance Agency Revenue:
Series 223, 3.0%, 6/1/2047	3,000,000	3,015,802
Series 215, 4.0%, 12/1/2050	2,275,000	2,365,650
The accompanying notes are an integral part of the financial statements.
18	|	DWS Massachusetts Tax-Free Fund

	Principal Amount ($)	Value ($)
Massachusetts, State Housing Finance Agency, Single Family Housing Revenue:
Series 218, 3.0%, 12/1/2050	1,400,000	1,407,634
Series 220, 3.0%, 12/1/2050	2,390,000	2,403,100
Series 222, 3.0%, 6/1/2051	1,000,000	1,004,527
Massachusetts, State Port Authority Revenue:
Series A, AMT, 5.0%, 7/1/2034	1,000,000	1,107,505
Series A, 5.0%, 7/1/2040	3,500,000	3,780,146
Series A, AMT, 5.0%, 7/1/2040	5,000,000	5,619,758
Series C, AMT, 5.0%, 7/1/2044	1,000,000	1,114,198
Series A, AMT, 5.0%, 7/1/2047	3,000,000	3,267,623
Massachusetts, State Port Authority, Special Facilities Revenue, Bosfuel Corp. Project:
Series A, AMT, 4.0%, 7/1/2044	4,000,000	4,121,944
Series A, AMT, 5.0%, 7/1/2033	895,000	1,009,883
Series A, AMT, 5.0%, 7/1/2039	1,340,000	1,493,333
Massachusetts, State School Building Authority, Sales Tax Revenue:
Series C, 4.0%, 11/15/2035	8,000,000	8,598,825
Series B, Prerefunded, 5.0%, 1/15/2031	4,480,000	4,846,455
Massachusetts, State Transportation Fund Revenue, Accelerated Bridge Program, Series A, 5.0%, 6/1/2044	2,500,000	2,641,580
Massachusetts, State Transportation Fund Revenue, Rail Enhancement & Accelerated Bridge Programs, Series A, 5.0%, 6/1/2048	1,500,000	1,698,628
Massachusetts, State Transportation Fund Revenue, Rail Enhancement Program, Series A, 5.0%, 6/1/2037	5,000,000	5,413,345
Massachusetts, State Transportation Fund Revenue, Rail Enhancement Project, Series A, 3.0%, 6/1/2050	3,000,000	2,707,779
Massachusetts, State Water Pollution Abatement Trust, Pool Program, 5.25%, 8/1/2031	12,615,000	15,700,952
Massachusetts, State Water Resources Authority:
Series A-2, 0.47% (a), 4/7/2022, SPA: TD Bank NA	40,000	40,000
Series B, 5.25%, 8/1/2031, INS: AGMC	5,130,000	6,409,333
Series B, 5.25%, 8/1/2032, INS: AGMC	2,000,000	2,535,017
Massachusetts, State Water Resources Authority Revenue, Green Bond, Series C, 4.0%, 8/1/2040	10,425,000	11,054,606
Scituate, MA, General Obligation, 4.0%, 9/15/2033	3,215,000	3,379,073
University of Massachusetts, Building Authority Project Revenue, Series 1, 5.0%, 11/1/2036	6,035,000	6,600,810
University of Massachusetts, State Building Authority Revenue:
Series 3, 5.0%, 11/1/2037	3,000,000	3,399,391
The accompanying notes are an integral part of the financial statements.
DWS Massachusetts Tax-Free Fund	|	19

	Principal Amount ($)	Value ($)
Series 2019-1, 5.0%, 5/1/2038	1,100,000	1,277,788
Worcester, MA, General Obligation, Series A, 5.0%, 1/15/2031, INS: AGMC	2,205,000	2,384,206
		299,384,060
Guam 0.9%
Guam, Government Waterworks Authority, Water & Wastewater System Revenue:
5.0%, 7/1/2040	260,000	285,476
Series A, 5.0%, 1/1/2050	180,000	202,019
Guam, International Airport Authority Revenue:
Series A, 3.839%, 10/1/2036	600,000	565,702
Series C, AMT, 6.375%, 10/1/2043	155,000	163,055
Series C, AMT, Prerefunded, 6.375%, 10/1/2043	165,000	175,857
Guam, Port Authority Revenue, Series A, 5.0%, 7/1/2048	190,000	208,027
Guam, Power Authority Revenue:
Series A, 5.0%, 10/1/2030, INS: AGMC	415,000	421,231
Series A, 5.0%, 10/1/2037	315,000	341,668
Series A, 5.0%, 10/1/2038	285,000	308,801
Series A, 5.0%, 10/1/2040	200,000	216,253
		2,888,089
Puerto Rico 2.0%
Puerto Rico, General Obligation:
Series A1, 4.0%, 7/1/2041	622,702	593,674
Series A1, 4.0%, 7/1/2046	772,826	730,295
Puerto Rico, Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Hospital Auxilio Mutuo Obligated Group Project, 5.0%, 7/1/2033	425,000	493,401
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Series A-1, 5.0%, 7/1/2058	4,131,000	4,402,405
		6,219,775
Total Municipal Investments (Cost $303,707,715)		308,491,924
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $303,707,715)	98.5	308,491,924
Other Assets and Liabilities, Net	1.5	4,748,653
Net Assets	100.0	313,240,577
The accompanying notes are an integral part of the financial statements.
20	|	DWS Massachusetts Tax-Free Fund

(a)	Variable rate demand notes are securities whose interest rates are reset periodically (usually daily mode or weekly mode) by remarketing agents based on current market levels, and are not directly set as a fixed spread to a reference rate. These securities may be redeemed at par by the holder through a put or tender feature, and are shown at their current rates as of March 31, 2022. Date shown reflects the earlier of demand date or stated maturity date.
AGMC: Assured Guaranty Municipal Corp.
AMT: Subject to alternative minimum tax.
INS: Insured
LOC: Letter of Credit
Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.
SPA: Standby Bond Purchase Agreement
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Municipal Investments (a)	$—	$308,491,924	$—	$308,491,924
Total	$ —	$308,491,924	$ —	$308,491,924
(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.
DWS Massachusetts Tax-Free Fund	|	21

Statement of Assets and Liabilities
as of March 31, 2022

Assets
Investment in securities, at value (cost $303,707,715)	$ 308,491,924
Cash	91,044
Receivable for investments sold	1,070,367
Receivable for Fund shares sold	665,477
Interest receivable	3,395,847
Other assets	25,003
Total assets	313,739,662
Liabilities
Payable for Fund shares redeemed	114,787
Distributions payable	76,223
Accrued management fee	86,690
Accrued Trustees' fees	3,556
Other accrued expenses and payables	217,829
Total liabilities	499,085
Net assets, at value	$ 313,240,577
Net Assets Consist of
Distributable earnings (loss)	(4,295,620)
Paid-in capital	317,536,197
Net assets, at value	$ 313,240,577
The accompanying notes are an integral part of the financial statements.
22	|	DWS Massachusetts Tax-Free Fund

Statement of Assets and Liabilities as of March 31, 2022 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($49,826,639 ÷ 3,618,240 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.77
Maximum offering price per share (100 ÷ 97.25 of $13.77)	$ 14.16
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share
($2,229,472 ÷ 161,963 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.77
Class S
Net Asset Value, offering and redemption price per share ($237,479,134 ÷ 17,245,634 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.77
Institutional Class
Net Asset Value, offering and redemption price per share ($23,705,332 ÷ 1,720,879 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.78
The accompanying notes are an integral part of the financial statements.
DWS Massachusetts Tax-Free Fund	|	23

Statement of Operations
for the year ended March 31, 2022

Investment Income
Income:
Interest	$ 9,509,584
Expenses:
Management fee	1,456,479
Administration fee	338,842
Services to shareholders	442,868
Distribution and service fees	174,947
Custodian fee	4,523
Professional fees	93,609
Reports to shareholders	29,112
Registration fees	71,519
Trustees' fees and expenses	14,252
Other	21,099
Total expenses before expense reductions	2,647,250
Expense reductions	(340,235)
Total expenses after expense reductions	2,307,015
Net investment income	7,202,569
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,472,549
Change in net unrealized appreciation (depreciation) on investments	(23,068,487)
Net gain (loss)	(21,595,938)
Net increase (decrease) in net assets resulting from operations	$ (14,393,369)
The accompanying notes are an integral part of the financial statements.
24	|	DWS Massachusetts Tax-Free Fund

Statements of Changes in Net Assets
	Years Ended March 31,
Increase (Decrease) in Net Assets	2022	2021
Operations:
Net investment income	$ 7,202,569	$ 7,956,962
Net realized gain (loss)	1,472,549	419,098
Change in net unrealized appreciation (depreciation)	(23,068,487)	7,551,854
Net increase (decrease) in net assets resulting from operations	(14,393,369)	15,927,914
Distributions to shareholders:
Class A	(1,090,890)	(1,285,275)
Class C	(33,013)	(77,936)
Class S	(5,625,625)	(6,571,399)
Institutional Class	(453,020)	(22,352) *
Total distributions	(7,202,548)	(7,956,962)
Fund share transactions:
Proceeds from shares sold	56,790,827	33,190,612
Reinvestment of distributions	6,078,951	6,728,339
Payments for shares redeemed	(79,641,441)	(53,152,711)
Net increase (decrease) in net assets from Fund share transactions	(16,771,663)	(13,233,760)
Increase (decrease) in net assets	(38,367,580)	(5,262,808)
Net assets at beginning of period	351,608,157	356,870,965
Net assets at end of period	$313,240,577	$351,608,157
*	For the period from December 1, 2020 (commencement of operations of Institutional Class) through March 31, 2021.

The accompanying notes are an integral part of the financial statements.
DWS Massachusetts Tax-Free Fund	|	25

Financial Highlights
DWS Massachusetts Tax-Free Fund — Class A
	Years Ended March 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$14.70	$14.38	$14.25	$14.08	$14.23
Income (loss) from investment operations:
Net investment income	.27	.30	.35	.39	.42
Net realized and unrealized gain (loss)	(.93)	.32	.13	.20	(.13)
Total from investment operations	(.66)	.62	.48	.59	.29
Less distributions from:
Net investment income	(.27)	(.30)	(.35)	(.39)	(.42)
Net realized gains	—	—	(.00) *	(.03)	(.02)
Total distributions	(.27)	(.30)	(.35)	(.42)	(.44)
Net asset value, end of period	$13.77	$14.70	$14.38	$14.25	$14.08
Total Return (%)[a,b]	(4.56)	4.31	3.39	4.29	2.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	50	59	63	58	65
Ratio of expenses before expense reductions (including interest expense) (%)	.91	.94 [c]	.98 [c]	1.00 [c]	.97 [c]
Ratio of expenses after expense reductions (including interest expense) (%)	.86	.86 [c]	.89 [c]	.89 [c]	.90 [c]
Ratio of expenses after expense reductions (excluding interest expense) (%)	.86	.85	.85	.85	.85
Ratio of net investment income (%)	1.86	2.02	2.41	2.79	2.93
Portfolio turnover rate (%)	29	30	43	28	18
[a]	Total return does not reflect the effect of any sales charges.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
26	|	DWS Massachusetts Tax-Free Fund

DWS Massachusetts Tax-Free Fund — Class C
	Years Ended March 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$14.69	$14.37	$14.25	$14.07	$14.22
Income (loss) from investment operations:
Net investment income	.16	.19	.24	.28	.31
Net realized and unrealized gain (loss)	(.92)	.32	.12	.21	(.13)
Total from investment operations	(.76)	.51	.36	.49	.18
Less distributions from:
Net investment income	(.16)	(.19)	(.24)	(.28)	(.31)
Net realized gains	—	—	(.00) *	(.03)	(.02)
Total distributions	(.16)	(.19)	(.24)	(.31)	(.33)
Net asset value, end of period	$13.77	$14.69	$14.37	$14.25	$14.07
Total Return (%)[a,b]	(5.21)	3.53	2.55	3.58	1.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	5	7	10	14
Ratio of expenses before expense reductions (including interest expense) (%)	1.66	1.71 [c]	1.75 [c]	1.76 [c]	1.76 [c]
Ratio of expenses after expense reductions (including interest expense) (%)	1.61	1.61 [c]	1.64 [c]	1.64 [c]	1.65 [c]
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.61	1.60	1.60	1.60	1.60
Ratio of net investment income (%)	1.11	1.28	1.69	2.04	2.18
Portfolio turnover rate (%)	29	30	43	28	18
[a]	Total return does not reflect the effect of any sales charges.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
DWS Massachusetts Tax-Free Fund	|	27

DWS Massachusetts Tax-Free Fund — Class S
	Years Ended March 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$14.70	$14.38	$14.25	$14.08	$14.23
Income (loss) from investment operations:
Net investment income	.31	.33	.39	.42	.45
Net realized and unrealized gain (loss)	(.93)	.32	.13	.20	(.13)
Total from investment operations	(.62)	.65	.52	.62	.32
Less distributions from:
Net investment income	(.31)	(.33)	(.39)	(.42)	(.45)
Net realized gains	—	—	(.00) *	(.03)	(.02)
Total distributions	(.31)	(.33)	(.39)	(.45)	(.47)
Net asset value, end of period	$13.77	$14.70	$14.38	$14.25	$14.08
Total Return (%)[a]	(4.32)	4.57	3.65	4.55	2.27
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	237	282	287	305	334
Ratio of expenses before expense reductions (including interest expense) (%)	.72	.75 [b]	.79 [b]	.80 [b]	.77 [b]
Ratio of expenses after expense reductions (including interest expense) (%)	.61	.61 [b]	.64 [b]	.64 [b]	.65 [b]
Ratio of expenses after expense reductions (excluding interest expense) (%)	.61	.61	.60	.60	.60
Ratio of net investment income (%)	2.11	2.27	2.67	3.04	3.18
Portfolio turnover rate (%)	29	30	43	28	18
[a]	Total return would have been lower had certain expenses not been reduced.
[b]	Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
28	|	DWS Massachusetts Tax-Free Fund

DWS Massachusetts Tax-Free Fund — Institutional Class
	Year Ended March 31,	Period Ended
	2022	3/31/21 [a]
Selected Per Share Data
Net asset value, beginning of period	$14.70	$14.84
Income (loss) from investment operations:
Net investment income	.31	.11
Net realized and unrealized gain (loss)	(.92)	(.14)
Total from investment operations	(.61)	(.03)
Less distributions from:
Net investment income	(.31)	(.11)
Net asset value, end of period	$13.78	$14.70
Total Return (%)[b]	(4.25)	(.22) *
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	6
Ratio of expenses before expense reductions (%)	.69	.66 **
Ratio of expenses after expense reductions (%)	.61	.61 **
Ratio of net investment income (%)	2.12	2.22 **
Portfolio turnover rate (%)	29	30 [c]
[a]	For the period from December 1, 2020 (commencement of operations) to March 31, 2021.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Represents the Fund’s portfolio turnover rate for the year ended March 31, 2021.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.
DWS Massachusetts Tax-Free Fund	|	29

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
DWS Massachusetts Tax-Free Fund (the “Fund” ) is a non-diversified series of Deutsche DWS State Tax-Free Income Series (the “Series” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust. The Fund may be affected by economic and political developments in the Commonwealth of Massachusetts.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
30	|	DWS Massachusetts Tax-Free Fund

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Inverse Floaters. The Fund may invest in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate long-term municipal
DWS Massachusetts Tax-Free Fund	|	31

bond into a special purpose Tender Offer Bond trust (the “TOB Trust” ). In turn the TOB Trust issues a short-term floating rate note and an inverse floater. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond’s par amount and is sold to a third party, usually a tax-exempt money market fund. The Fund receives the proceeds from the sale of the short-term floating rate note and uses the cash proceeds to make additional investments. The short-term floating rate note represents leverage to the Fund. The Fund, as the holder of the inverse floater, has full exposure to any increase or decrease in the value of the underlying bond. The income stream from the underlying bond in the TOB Trust is divided between the floating rate note and the inverse floater. The inverse floater earns all of the interest from the underlying long-term fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the TOB Trust. The floating rate notes issued by the TOB Trust are valued at cost, which approximates fair value.
By holding the inverse floater, the Fund has the right to collapse the TOB Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions, if any, as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption “Payable for floating rate notes issued”  in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the TOB Trust are included in “Interest expense and fees on floating rate notes issued”  in the Statement of Operations.
The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the TOB Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the TOB Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund’s inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The TOB Trust could be terminated outside of the Fund’s control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.
The Fund did not invest in inverse floaters during the period.
32	|	DWS Massachusetts Tax-Free Fund

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.
Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.
At March 31, 2022, the Fund had net tax basis capital loss carryforwards of approximately $8,754,000 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of March 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to inverse floater transactions and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
DWS Massachusetts Tax-Free Fund	|	33

At March 31, 2022, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed tax-exempt income	$ 485,745
Capital loss carryforwards	$ (8,754,000)
Net unrealized appreciation (depreciation) on investments	$ 4,048,368
At March 31, 2022, the aggregate cost of investments for federal income tax purposes was $304,443,556. The net unrealized appreciation for all investments based on tax cost was $4,048,368. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $10,604,660 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $6,556,292.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended March 31,
	2022	2021
Distributions from tax-exempt income	$ 7,190,642	$ 7,956,962
Distributions from ordinary income*	$ 11,906	$ —
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Series arising in connection with a specific fund are allocated to that fund. Other Series expenses which cannot be directly attributed to a fund are apportioned among the funds in the Series based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.
34	|	DWS Massachusetts Tax-Free Fund

B.	Purchases and Sales of Securities
During the year ended March 31, 2022, purchases and sales of investment securities (excluding short-term investments) aggregated $98,456,645 and $112,450,062, respectively.
C.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Prior to October 1, 2021, under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund’s average daily net assets	.450%
Next $750 million of such net assets	.420%
Next $1.5 billion of such net assets	.400%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.350%
Next $2.5 billion of such net assets	.330%
Next $2.5 billion of such net assets	.310%
Over $12.5 billion of such net assets	.300%
Effective October 1, 2021, under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund’s average daily net assets	.400%
Next $750 million of such net assets	.370%
Next $1.5 billion of such net assets	.350%
Next $2.5 billion of such net assets	.330%
Next $2.5 billion of such net assets	.300%
Next $2.5 billion of such net assets	.280%
Next $2.5 billion of such net assets	.260%
Over $12.5 billion of such net assets	.250%
DWS Massachusetts Tax-Free Fund	|	35

Accordingly, for the year ended March 31, 2022, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.417% of the Fund’s average daily net assets.
For the period from April 1, 2021 through September 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.86%
Class C	1.61%
Class S	.61%
Institutional Class	.61%
For the year ended March 31, 2022, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 30,080
Class C	1,588
Class S	291,791
Institutional Class	16,776
$ 340,235
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2022, the Administration Fee was $338,842, of which $26,501 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing
36	|	DWS Massachusetts Tax-Free Fund

fee it receives from the Fund. For the year ended March 31, 2022, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at March 31, 2022
Class A	$ 1,258	$ 192
Class C	234	37
Class S	29,567	4,821
Institutional Class	116	22
	$ 31,175	$ 5,072
In addition, for the year ended March 31, 2022, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 45,284
Class C	2,128
Class S	332,000
Institutional Class	22,837
$ 402,249
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended March 31, 2022, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at March 31, 2022
Class C	$ 22,237	$ 1,463
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder
DWS Massachusetts Tax-Free Fund	|	37

accounts the firms service. For the year ended March 31, 2022, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at March 31, 2022	Annual Rate
Class A	$ 145,314	$ 21,126.25%
Class C	7,396	1,429.25%
	$ 152,710	$ 22,555
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended March 31, 2022 aggregated $439.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended March 31, 2022, the CDSC for Class C shares aggregated $457. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended March 31, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $2,460, of which $403 is unpaid.
Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers or common trustees. During the year ended March 31, 2022, the Fund engaged in securities purchases of $48,580,000 and securities sales of $52,710,000 with a net gain (loss) on securities sales of $0, with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.
D.	Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum
38	|	DWS Massachusetts Tax-Free Fund

equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at March 31, 2022.
E.	Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended March 31, 2022		Year Ended March 31, 2021
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	244,178	$ 3,609,304	376,413	$ 5,532,040
Class C	20,596	302,737	28,223	413,428
Class S	1,562,959	22,668,470	1,441,697	21,133,177
Institutional Class	2,043,582	30,210,316	411,034 *	6,111,967 *
		$ 56,790,827		$ 33,190,612
Shares issued to shareholders in reinvestment of distributions
Class A	62,860	$ 920,594	75,137	$ 1,103,972
Class C	1,780	26,091	4,387	64,374
Class S	331,501	4,856,028	377,011	5,539,651
Institutional Class	18,973	276,238	1,378 *	20,342 *
		$ 6,078,951		$ 6,728,339
Shares redeemed
Class A	(669,094)	$ (9,608,694)	(827,871)	$ (12,239,336)
Class C	(185,317)	(2,739,203)	(217,735)	(3,208,852)
Class S	(3,865,275)	(56,598,472)	(2,555,095)	(37,557,027)
Institutional Class	(744,097)	(10,695,072)	(9,991) *	(147,496) *
		$ (79,641,441)		$ (53,152,711)
DWS Massachusetts Tax-Free Fund	|	39

	Year Ended March 31, 2022		Year Ended March 31, 2021
	Shares	Dollars	Shares	Dollars
Net increase (decrease)
Class A	(362,056)	$ (5,078,796)	(376,321)	$ (5,603,324)
Class C	(162,941)	(2,410,375)	(185,125)	(2,731,050)
Class S	(1,970,815)	(29,073,974)	(736,387)	(10,884,199)
Institutional Class	1,318,458	19,791,482	402,421 *	5,984,813 *
		$ (16,771,663)		$ (13,233,760)
*	For the period from December 1, 2020 (commencement of operations of Institutional Class) through March 31, 2021.
F.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.
40	|	DWS Massachusetts Tax-Free Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS State Tax-Free Income Series and Shareholders of DWS Massachusetts Tax-Free Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Massachusetts Tax-Free Fund (the “Fund” ) (one of the funds constituting Deutsche DWS State Tax-Free Income Series) (the “Trust” ), including the investment portfolio, as of March 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS State Tax-Free Income Series) at March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the years ended March 31, 2018 and March 31, 2019, were audited by another independent registered public accounting firm whose report, dated May 23, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are
DWS Massachusetts Tax-Free Fund	|	41

required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
May 23, 2022
42	|	DWS Massachusetts Tax-Free Fund

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, Class S and Institutional Class shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2021 to March 31, 2022).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.
DWS Massachusetts Tax-Free Fund	|	43

Expenses and Value of a $1,000 Investment
for the six months ended March 31, 2022 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 10/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/22	$ 944.40	$ 941.50	$ 945.60	$ 946.30
Expenses Paid per $1,000*	$ 4.17	$ 7.79	$ 2.96	$ 2.96
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 10/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/22	$1,020.64	$1,016.90	$1,021.89	$1,021.89
Expenses Paid per $1,000*	$ 4.33	$ 8.10	$ 3.07	$ 3.07
*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Massachusetts Tax-Free Fund	.86%	1.61%	.61%	.61%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information	(Unaudited)
Of the dividends paid from net investment income for the taxable year ended March 31, 2022, 100% are designated as exempt interest dividends for federal income tax purposes.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.
44	|	DWS Massachusetts Tax-Free Fund

Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule” ) under the Investment Company Act of 1940 (the “1940 Act” ), your Fund has adopted a liquidity risk management program (the “Program” ), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA” ) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee” ) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2022, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report” ) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2020 through November 30, 2021 (the “Reporting Period” ). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum”  as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.
DWS Massachusetts Tax-Free Fund	|	45

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS Massachusetts Tax-Free Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s
46	|	DWS Massachusetts Tax-Free Fund

shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2020.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds
DWS Massachusetts Tax-Free Fund	|	47

(1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that, effective October 1, 2021, in connection with the 2021 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee at each breakpoint by 0.05%. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available
48	|	DWS Massachusetts Tax-Free Fund

information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
DWS Massachusetts Tax-Free Fund	|	49

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods designer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	70	—
50	|	DWS Massachusetts Tax-Free Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	70	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	70	—
DWS Massachusetts Tax-Free Fund	|	51

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); formerly: Director, The Wharton Financial Institutions Center (1994–2020); Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), Director, The Aberdeen Japan Fund (2007-2021) and Nonexecutive Director of Barclays Bank DE (2010–2018)	70	—
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	70	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21 [4]	Director - Great Elm Capital Corp. (business development company) (since 2022)
52	|	DWS Massachusetts Tax-Free Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Board Member since 1995	Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director (1994–2020) and Senior Advisor (2020-2021), The Pew Charitable Trusts (charitable organization); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021); Director, Becton Dickinson and Company[2] (medical technology company) (2012-2022)	70	—
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21 [4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	70	—
DWS Massachusetts Tax-Free Fund	|	53

Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
54	|	DWS Massachusetts Tax-Free Fund

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)
Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021	Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company (since October 6, 2021); AML Officer, DBX ETF Trust (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since October 6, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.
[4]	Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.
[5]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
DWS Massachusetts Tax-Free Fund	|	55

Account Management Resources
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
56	|	DWS Massachusetts Tax-Free Fund

Investment Management	DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor” ), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.
DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SQMAX	SQMCX	SCMAX	DMAIX
CUSIP Number	25158X 880	25158X 864	25158X 856	25158X 781
Fund Number	412	712	2012	1401
DWS Massachusetts Tax-Free Fund	|	57

Notes

Notes

DMATF-2
(R-027145-11 5/22)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Massachusetts tax free fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2022	$55,933	$0	$7,880	$0
2021	$55,933	$0	$7,880	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2022	$0	$429,517	$0
2021	$0	$207,127	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2022	$7,880	$429,517	$0	$437,397
2021	$7,880	$207,127	$0	$215,007

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2021 and 2022 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Massachusetts Tax-Free Fund, a series of Deutsche DWS State Tax-Free Income Series

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	5/27/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	5/27/2022

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	5/27/2022